UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 26, 2012
Date of Report (Date of earliest event reported)

Commission File No. 0001096328

EXPERT GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

175 Pleasant Pl Road, Tiger,  GA 30576
(Address of principal executive offices, Zip Code)

770-891-3052
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 26, 2013, the Board of the Company terminated Mr. Joseph Canouse from his position as Chairman, effective immediately.  The Board also terminated the employment of Jimmie Carter as CFO and confirmed the previous appointment of Alferd Culbreth as Chief Executive Officer and Robert Rico as President.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 26, 201

EXPERT GROUP, INC.

By:	/s/ Alferd Culbreth
Name: Alferd Culbreth Title: Chief Executive Officer

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